EXHIBIT 10.10

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BANK OF AMERICA NT & SA                                   AMENDMENT TO DOCUMENTS

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                        AMENDMENT NO. 2 TO BUSINESS LOAN

                                    AGREEMENT

This Amendment No. 2 (the "Amendment") dated as of July 9, 1999, is between Bank of America NT & SA (the "Bank") and Gardenburger, Inc (the "Borrower").

                                    RECITALS

A. The Bank and the Borrower entered into a certain Business Loan Agreement dated as of April 14, 1999, as previously amended (the "Agreement").

B.   The Bank and the Borrower desire to amend the Agreement.

                                    AGREEMENT

1. DEFINITIONS. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.

2.   AMENDMENTS. The Agreement is hereby amended as follows:

         2.1 In Paragraph 8.8 of the Agreement, the amount "Four Million Dollars ($4,000,000)" is substituted for the amount "Five Million Dollars ($5,000,000)".

3. EFFECT OF AMENDMENT. Except as provided in this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.

     This Amendment is executed as of the date stated at the beginning of this Amendment.

BANK OF AMERICA NT & SA                       GARDENBURGER, INC.

X /s/Edward R. Kluss                          X /s/Richard C. Dietz
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BY:      EDWARD R. KLUSS                      BY:      RICHARD C. DIETZ
TITLE:   VICE PRESIDENT                       TITLE:   EXECUTIVE VP & CFO



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